UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2010

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112

(Address of Principal Executive Office)

(303) 220-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION/ ITEM 7.01 REGULATION FD DISCLOSURE

As of September 30, 2010, Liberty Global, Inc. (Liberty Global) indirectly owned 54.1% of Austar United Communications Limited (Austar). Austar, a consolidated subsidiary of Liberty Global, is a separate public company with shares listed on the Australian Securities Exchange.  Austar is a leading provider of subscription television services in regional and rural Australia, with its customers enjoying principally satellite digital television services.

Austar plans to publicly announce in Australia on October 28, 2010 its results for the nine months ended September 30, 2010 by issuing a press release. In addition, Austar’s management will hold an earnings call to discuss these results on October 28, 2010 at 10:30 am Sydney time. The earnings release and presentation materials for the earnings call will be made available on the investor relations section of Austar’s website (http://www.austarunited.com.au/investor/reports/financial) prior to the start of the call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: October 27, 2010